T. Rowe Price New Horizons Fund

Supplement to Prospectus Dated May 1, 2018

On page 17, the operating policy relating to foreign securities is revised as follows:

Operating policy The fund’s investments in foreign securities are limited to 15% of its total assets. Subject to the overall limit on the fund’s investments in foreign securities, there is no limit on the amount of foreign investments that may be made in emerging markets.

The date of this supplement is July 26, 2018.

F42-041 7/26/18